EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

SARBANES-OXLEY SECTION 906

I, Russel H. McMeekin, Chief Executive Officer of Progressive Gaming International Corporation (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Annual Report on Form 10-K/A of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 22, 2007

By:	/s/ RUSSEL H. MCMEEKIN
Russel H. McMeekin
Chief Executive Officer